UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 19, 2016

SYSCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX	77077-2099
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On February 19, 2016, Sysco Corporation, a Delaware corporation (“Sysco” or the “Company”), entered into a share sale and purchase agreement (the “Purchase Agreement”) with entities affiliated with Bain Capital Investors, LLC (the “Institutional Sellers”) and members of management (the “Management Warrantors”) of Cucina Lux Investments Limited, a private company limited by shares organized under the laws of England and Wales (the “Target”), pursuant to which, on the terms and subject to the conditions thereof, Sysco will acquire the Target (the “Acquisition”). The Target is a holding company for the Brakes Group, a leading European foodservice business. The aggregate enterprise value to be paid by Sysco in the Acquisition is approximately £2.2 billion (approximately $3.1 billion), and includes the repayment of approximately $2.3 billion of the Brakes Group’s outstanding financial debt. The purchase price will be paid entirely in cash and is subject to certain adjustments as provided in the Purchase Agreement. Following the closing of the Acquisition, the Brakes Group will be wholly owned by Sysco.

The purchase price, the amounts to be paid in connection with the refinancing of the Brakes Group’s debt and the other amounts payable in connection with the Acquisition are expected to be financed with a combination of new debt, commercial paper and cash on Sysco’s balance sheet. Sysco executed a commitment letter, effective as of February 19, 2016, with Deutsche Bank AG (Cayman Islands Branch) that provides a commitment, subject to satisfaction of limited conditions, for a £1.725 billion senior unsecured 364-day bridge term loan facility.

The completion of the Acquisition is subject only to conditions relating to required antitrust approvals, and the Purchase Agreement generally requires each party to use its reasonable best endeavors to obtain such approvals and to consummate the Acquisition.

The Purchase Agreement contains limited termination rights, including the automatic termination of the Purchase Agreement if the conditions have not been satisfied by November 27, 2016. The Purchase Agreement does not require payment of fees by or to either party in the event of termination of the Acquisition.

The Purchase Agreement contains warranties relating to Sysco, the Institutional Sellers and the Target and its subsidiaries. The Institutional Sellers have agreed to various covenants and agreements relating to the Target and its subsidiaries, including, among others, an agreement to conduct the Target’s business in the ordinary course during the period prior to the closing of the Acquisition and not to engage in certain kinds of transactions during this period.

The Institutional Sellers and the Management Warrantors have agreed to provide certain indemnities in connection with the Acquisition, and the Bain funds that control the Institutional Sellers have agreed with Sysco to provide equity commitments to the Institutional Sellers in further support of those indemnities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Purchase Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about Sysco, the Brakes Group or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Sysco, the Brakes Group or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

On February 22, 2016, Sysco and Bain Capital issued a joint press release announcing the execution of the Purchase Agreement. The joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Information included in this document (including information included or incorporated by reference in this document) that look forward in time or that express beliefs, expectations or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed Acquisition, the timing of consummation of the proposed Acquisition, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of Sysco to integrate the acquired operations, the ability to implement the anticipated business plans of the combined company following closing and achieve anticipated benefits and savings, risks related to disruption of management’s attention from ongoing business operations due to the pending Acquisition, the effect of the announcement of the proposed Acquisition on either party’s relationships with its respective customers, vendors, lenders, operating results and businesses generally, the general risks associated with the respective businesses of Sysco and the Target, including the risks of interruption of supplies due to lack of long-term contracts, severe weather, crop conditions, work stoppages, intense competition, technology disruptions, dependence on large regional and national customers, inflation risks, the impact of fuel prices, adverse publicity and labor issues. Risks and uncertainties also include risks impacting the economy generally, including the risks that the current general economic conditions will deteriorate, or consumer confidence in the economy or consumer spending, particularly on food-away-from-home, may decline. For a discussion of additional factors impacting Sysco’s business, see Sysco’s Annual Report on Form 10-K for the year ended June 27, 2015, as filed with the Securities and Exchange Commission and the Company’s subsequent filings with the SEC. Sysco does not undertake to update or revise any forward-looking statements, based on new information or otherwise, except as required by applicable law.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement for the sale and purchase of securities in the capital of Cucina Lux Investments Limited, dated as of February 19, 2016, by and among Sysco Corporation, the Institutional Sellers and the Management Warrantors

99.1	Joint Press Release issued by Sysco Corporation and Bain Capital on February 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: February 22, 2016	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President, Administration and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement for the sale and purchase of securities in the capital of Cucina Lux Investments Limited, dated as of February 19, 2016, by and among Sysco Corporation, the Institutional Sellers and the Management Warrantors

99.1	Joint Press Release issued by Sysco Corporation and Bain Capital on February 22, 2016